UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 24, 2012

BOK FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma 000-19341 73-1373454 -------- --------- ---------- (State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.)

Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
(Address of principal executive offices)

Registrant's telephone number, including area code:
(918) 588-6000

_____________________N/A___________________________

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07                      Submission of Matters to a Vote of Security Holders

(a)	On April 24, 2012, BOK Financial Corporation (“BOKF”) held its annual meeting of shareholders.

(b)
The matters voted upon at the annual meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

1. Election of Directors	For	Against/Withheld	Abstain	Non-Vote
Gregory S. Allen	65,125,081	117,614	--	2,641,695
C. Fred Ball Jr.	61,813,174	3,429,521	--	2,641,695
Sharon J. Bell	65,167,582	75,113	--	2,641,695
Peter C. Boylan, III	65,183,544	59,151	--	2,641,695
Chester Cadieux, III	65,078,207	164,488	--	2,641,695
Joseph W. Craft, III	64,885,914	356,781	--	2,641,695
William E. Durrett	65,167,093	75,602	--	2,641,695
John W. Gibson	64,943,029	299,666	--	2,641,695
David F. Griffin	65,125,105	117,590	--	2,641,695
V. Burns Hargis	65,162,606	80,089	--	2,641,695
E. Carey Joullian, IV	59,132,774	6,109,921	--	2,641,695
George B. Kaiser	62,882,146	2,360,549	--	2,641,695
Robert J. LaFortune	65,168,859	73,836	--	2,641,695
Stanley A. Lybarger	61,856,114	3,386,581	--	2,641,695
Steven J. Malcolm	63,333,221	1,909,474	--	2,641,695
E.C. Richards Michael C. Turpen	65,185,415 65,181,600	57,280 61,095	-- --	2,641,695 2,641,695
2. Ratification of Ernst & Young LLP as Auditor for Fiscal Year Ending December 31, 2012 3. Advisory vote to approve the compensation of named executive officers	67,846,742 63,796,224	33,141 846,317	4,507 600,154	-- 2,641,695
ITEM 7.01                      Regulation FD Disclosure

On April 24, 2012, the Board of Directors of authorized BOKF to repurchase up to two million shares of BOKF’s common stock.  The specific timing and amount of repurchases will be determined by management based upon market conditions, securities law and any other regulatory compliance limitations and other factors. Repurchases of common stock may be made over time in open market or privately negotiated transactions. The program may be suspended or discontinued at any time without prior notice.

BOKF had repurchased 1,691,398 shares of BOKF common stock under its original two million share repurchase authorization granted April 26, 2005.  The increase in the number of shares authorized for repurchase allows BOKF to again repurchase up to two million shares.

Information in this Current Report that is being furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information furnished pursuant to Item 7.01 in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in Item 7.01 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in Item 7.01 of this Current Report contains material investor information that is not otherwise publicly available.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                BOK FINANCIAL CORPORATION

By: /s/ Steven E. Nell ------------------------------------------- Steven E. Nell Executive Vice President Chief Financial Officer Date: April 24, 2012